UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2008

AMERICAN LORAIN CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-31619 (Commission File No.)	87-0430320 (IRS Employer Identification No.)

Beihuan Road Junan County Shandong, China 276600 (Address of Registrant's Principal Executive Offices)

(86) 539-7318818
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 15, 2008, American Lorain Corporation (the "Company") issued a press release describing financial results for the Company’s second quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, on August 18, 2008, the Company conducted an earnings conference call to discuss the Company’s financial results for the Company’s second quarter ended June 30, 2008. A copy of the transcript of the earnings conference call is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	American Lorain Corporation Press Release, dated August 15, 2008.

99.2	Transcript of Earnings Conference Call of American Lorain Corporation, dated August 18, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

Date: August 20, 2008	By: /s/ Si Chen
Name: Si Chen Title: Chief Executive Officer